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                            FORM 8-K
                         CURRENT REPORT


               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D. C.  20549


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported):
                        November 30, 1994




                        CHEMED CORPORATION
      (Exact name of registrant as specified in its charter)




         Delaware                1-8351            31-0791746
 (State of incorporation  (Commission File No.)  (I.R.S.Employer
     or organization)                             Identification
                                                     Number)



  2600 Chemed Center, 255 East 5th Street, Cincinnati, OH  45202
        (address of principal executive offices)       (zip code)



       Registrant's telephone number, including area code:
                          (513) 762-6900






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                              Page 1 of 42
Item 2.    Acquisition or Disposition of Assets

           On November 30, 1994 Chemed Corporation ("Chemed") sold 1,570,000 shares of the common stock of Omnicare, Inc.
("Omnicare"), a publicly-traded affiliate in which Chemed maintained a 20.9% ownership interest, to the underwriters CS
First Boston Corporation, Montgomery Securities and William Blair
& Company, by participating in a public offering.

           The shares were sold at $37.82 per share (net of underwriting discounts and commissions) for a total of $59.4 million, resulting in an aftertax gain of approximately
$21 million. The offering price of Omnicare common stock was $39.50 per share. Information regarding the principles followed in determining the price at which the shares were sold appears in the "Underwriting" section of Omnicare's Prospectus dated November 22, 1994 included in Amendment No. 1 to Registration Statement on Form S-3, No. 33-85574, filed by Omnicare on November 21, 1994; such section is incorporated herein by reference. Chemed continues to own 727,000 shares or 5.8% of Omnicare's common stock.

           Information regarding Chemed's interest in Omnicare previously appeared in Chemed's reports on Form 10-K for the year ended December 31, 1993 and on Forms 10-Q for the quarters ended
March 31, June 30 and September 30, 1994.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

           (a) Financial Statements of Businesses Acquired. Not applicable

           (b)  Pro Forma Financial Information.
                The following assumptions have been made in preparing the unaudited pro forma consolidated statements of income of Chemed Corporation and Subsidiary Companies ("Company") for the nine months ended September 30, 1994 and for the year ended December 31, 1993 and the unaudited pro forma consolidated balance sheet of the Company as of September 30, 1994;

                (  i)    For purposes of preparing the unaudited
                         pro forma consolidated statements of
                         income, the Company completed the sale of 1,570,000 shares of the common stock of Omnicare at the September 30, 1994 market price of $40.125 per share, less underwriting discounts and


                              Page 2 of 42
                         expenses of $3,425,000, realizing an
                         aftertax gain of $22,274,000 at the
                         beginning of each period presented;

                ( ii) For purposes of preparing the unaudited pro forma consolidated balance sheet the aforementioned sale of Omnicare stock was completed on the balance sheet date;

                (iii) A portion of the aftertax proceeds were used to reduce borrowings under the Company's revolving credit and term loan agreements by $10 million during the first nine months of 1994, resulting in a pretax reduction of interest expense amounting to $384,000;

                ( iv)    The Company's equity in earnings of
                         affiliate (Omnicare) have been
                         reclassified to discontinued operations in the unaudited pro forma consolidated statements of income;

                (  v)    For purposes of preparing the unaudited
                         pro forma consolidated statement of income for the nine months ended
                         September 30, 1994 the Company's
                         previously recognized net gains on the
                         dispositions of portions of its investment in Omnicare ($4,890,000 before income taxes; $2,386,000 net of income taxes) have been reclassified to discontinued operations; and,

                ( vi) For purposes of preparing the unaudited pro forma consolidated balance sheet at September 30, 1994, the value of the Company's remaining investment in Omnicare (727,000 shares) has been increased to its September 30, 1994 market value of $40.125 per share in accordance with Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities" ("SFAS
                         No. 115").







                              Page 3 of 42
                      CHEMED CORPORATION AND SUBSIDIARY COMPANIES
                    UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                  SEPTEMBER 30, 1994
                                    (in thousands)

                                                   Pro Forma Adjustments
                                                        Add/(Deduct)
                                                   ---------------------
                                        Historical Note A      Note B      Pro Forma
                                        ---------- ----------  ----------  ----------
ASSETS
Current assets
   Cash and cash equivalents            $   15,699 $   49,571  $        -  $   65,270
   Marketable securities                     2,073          -           -       2,073
   Accounts receivable, less allowances     80,012          -           -      80,012
   Current portion of note receivable        5,479          -           -       5,479
   Inventories                              57,148          -           -      57,148
   Other current assets                     12,939          -           -      12,939
                                        ---------- ----------  ----------  ----------
         Total current assets              173,350     49,571           -     222,921
Investment in affiliate                     27,769    (18,980)     (8,789)          -
Other investments                           45,308          -      29,171      74,479
Note receivable                              5,455          -           -       5,455
Properties and equipment, net               76,736          -           -      76,736
Identifiable intangible assets, net         21,460          -           -      21,460
Goodwill, net                              113,198          -           -     113,198
Other assets                                18,495          -           -      18,495
                                        ---------- ----------  ----------  ----------
         Total Assets                   $  481,771 $   30,591  $   20,382  $  532,744
                                        ========== ==========  ==========  ==========
LIABILITIES
Current liabilities
   Accounts payable                     $   29,829 $        -           -  $   29,829
   Bank notes and loans payable             30,000          -           -      30,000
   Current portion of long-term debt         6,218          -           -       6,218
   Income taxes                             18,052     18,317           -      36,369
   Deferred contract revenue                22,915          -           -      22,915
   Other current liabilities                37,915          -           -      37,915
                                        ---------- ----------  ----------  ----------
         Total current liabilities         144,929     18,317           -     163,246
Deferred income taxes                        1,758          -       6,930       8,688
Long-term debt                             108,072    (10,000)          -      98,072
Other liabilities and deferred income       40,582          -           -      40,582
Minority interest                           34,942          -           -      34,942
                                        ---------- ----------  ----------  ----------
         Total Liabilities                 330,283      8,317       6,930     345,530
                                        ---------- ----------  ----------  ----------
STOCKHOLDERS' EQUITY
Capital stock                               12,367          -           -      12,367
Paid-in capital                            138,674          -           -     138,674
Retained earnings                          103,568     22,274           -     125,842
Unrealized appreciation on investments       6,895          -      13,452      20,347
Treasury stock                             (70,405)         -           -     (70,405)
Unearned compensation - ESOPs              (39,611)         -           -     (39,611)
                                        ---------- ----------  ----------  ----------
         Total Stockholders' Equity        151,488     22,274      13,452     187,214
                                        ---------- ----------  ----------  ----------
         Total Liabilities and
             Stockholders' Equity       $  481,771 $   30,591  $   20,382  $  532,744
                                        ========== ==========  ==========  ==========

See accompanying notes to unaudited financial statements.

                                     Page 4 of 42
                      CHEMED CORPORATION AND SUBSIDIARY COMPANIES
                 UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                     FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1994
                         (in thousands, except per share data)

                                                   Pro Forma Adjustments
                                                        Add/(Deduct)
                                                   ---------------------
                                        Historical Note C      Note D      Pro Forma
                                        ---------- ----------  ----------  ----------
Continuing Operations
   Sales                                $  359,288 $        -  $        -  $  359,288
   Service revenues                        120,254          -           -  $  120,254
                                        ---------- ----------  ----------  ----------
       Total sales and service revenues    479,542          -           -     479,542
                                        ---------- ----------  ----------  ----------
   Cost of goods sold                      244,178          -           -     244,178
   Cost of services provided                75,061          -           -      75,061
   Selling and market expenses              72,218          -           -      72,218
   General and administrative expenses      59,862          -           -      59,862
   Depreciation                              8,034          -           -       8,034
   Nonrecurring expenses                     1,705          -           -       1,705
                                        ---------- ----------  ----------  ----------
       Total costs and expenses            461,058          -           -     461,058
                                        ---------- ----------  ----------  ----------
   Income from operations                   18,484          -           -      18,484
   Interest expense                         (6,518)         -         384      (6,134)
   Other income, net                        14,930     (4,890)         98      10,138
                                        ---------- ----------- ----------- ----------
       Income before income taxes,
         equity earnings and minority
         interest                           26,896     (4,890)        482      22,488
   Income taxes                            (10,676)     2,504        (138)     (8,310)
   Equity in earnings of affiliate           1,720     (1,720)          -           -
   Minority interest in earnings of
      subsidiaries                          (2,959)         -           -      (2,959)
                                        ---------- ----------  ----------  -----------
       Income from continuing operations$   14,981 $   (4,106) $      344  $    11,219
                                        ========== ==========  ==========  ===========
   Earnings Per Common Share
       Income from continuing operations$     1.52                         $      1.14
                                        ==========                         ===========
       Average Number of Shares
          Outstanding                        9,846                               9,846
                                        ==========                         ===========

See accompanying notes to unaudited financial statements.












                                     Page 5 of 42
                      CHEMED CORPORATION AND SUBSIDIARY COMPANIES
                 UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                         FOR THE YEAR ENDED DECEMBER 31, 1993
                         (in thousands, except per share data)

                                                   Pro Forma Adjustments
                                                        Add/(Deduct)
                                                   ---------------------
                                        Historical Note C      Note D      Pro Forma
                                        ---------- ----------  ----------  ----------
Continuing Operations
   Sales                                $  401,372 $        -  $        -  $  401,372
   Service revenues                        123,721          -           -  $  123,721
                                        ---------- ----------  ----------  ----------
       Total sales and services revenues   525,093          -           -     525,093
                                        ---------- ----------  ----------  ----------
   Cost of goods sold                      269,284          -           -     269,284
   Cost of services provided                79,909          -           -      79,909
   Selling and market expenses              89,784          -           -      89,784
   General and administrative expenses      54,136          -           -      54,136
   Depreciation                              8,817          -           -       8,817
   Nonrecurring expenses                         -          -           -           -
                                        ---------- ----------  ----------  ----------
       Total costs and expenses            501,930          -           -     501,930
                                        ---------- ----------  ----------  ----------
   Income from operations                   23,163          -           -      23,163
   Interest expense                         (8,889)         -           -      (8,889)
   Other income, net                        13,656          -         116      13,772
                                        ---------- ----------- ----------- ----------
       Income before income taxes,
         equity earnings and minority
         interest                           27,930          -         116      28,046
   Income taxes                             (9,278)         -          (8)     (9,286)
   Equity in earnings of affiliate           2,299     (2,299)          -           -
   Minority interest in earnings of
      subsidiaries                          (3,809)         -           -      (3,809)
                                        ---------- ----------  ----------  -----------
       Income from continuing operations$   17,142 $   (2,299) $      108  $    14,951
                                        ========== ==========  ==========  ===========

   Earnings Per Common Share
       Income from continuing operations$     1.75                         $      1.53
                                        ==========                         ===========
       Average Number of Shares
          Outstanding                        9,778                               9,778
                                        ==========                         ===========

See accompanying notes to unaudited financial statements.












                                     Page 6 of 42
                           CHEMED CORPORATION
          EXPLANATORY NOTES TO UNAUDITED FINANCIAL STATEMENTS
                SEPTEMBER 30, 1994 AND DECEMBER 31, 1993


NOTE A -- This adjustment reflects the impact of the Company's selling 1,570,000 shares of Omnicare stock at the September 30, 1994 market price of $40.125 per share, less underwriting discounts and expenses of $3,425,000. The effective rate used to compute income taxes on the Company's sale of Omnicare stock exceeds the statutory federal income tax rate of 34%, primarily due to a lower tax basis (versus book basis) of the Company's investment in Omnicare.

NOTE B -- This adjustment represents the impact of the Company's adjusting its remaining investment in Omnicare (727,000 shares) to market value on September 30, 1994 ($40.125 per share) in accordance with SFAS No. 115. The aftertax impact of that adjustment is included in the unrealized appreciation on investments account in the stockholders' equity section of the balance sheet.

NOTE C -- This adjustment represents the reclassification of the Company's equity earnings in its investment in Omnicare along with previously recognized gains on sales of portions of its investment in Omnicare to discontinued operations.

NOTE D -- These adjustments represent the impact of the following:

      (1) The dividend income from Omnicare on the Company's remaining shares (727,000 shares) of Omnicare stock owned after the above mentioned sale of 1,570,000 shares; and,

      (2) The reduced level of interest expense that would have occurred had the Company reduced its borrowings under its revolving credit and term loan agreements by $10,000,000 during the first nine months of 1994. Interest expense under these credit arrangements during 1993 was insignificant.











                              Page 7 of 42
           (c)  Exhibits.

                ( 2)  Underwriting Agreement dated
                      November 21, 1994 among Chemed, Omnicare and the Underwriters listed in Schedule A thereto.

                (99)  Press release dated December 1, 1994.

                               SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 CHEMED CORPORATION

                                 By:   Arthur V. Tucker
                                      -----------------------------

                                 Its:  Vice President & Controller
                                      -----------------------------

Dated:  December 13, 1994




























                              Page 8 of 42